Taxation	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Taxation
9. TAXATION

	Group
	2019	2018 (1)	2017 (1)
	£m	£m	£m
Current tax:
UK corporation tax on profit for the year	265	408	510
Adjustments in respect of prior years	(25)	(20)	(27)

Total current tax	240	388	483

Deferred tax:
Charge for the year	46	16	23
Adjustments in respect of prior years	(7)	(5)	9

Total deferred tax	39	11	32

Tax on profit	279	399	515

(1)	Adjusted to reflect the amendment to IAS 12, as described in Note 1.
The standard rate of UK corporation tax was 27% for banking entities and 19% for non-banking entities (2018: 27% for banking entities and 19% for non-banking entities; 2017: 27.25% for banking entities and 19.25% for non-banking entities) following the introduction of an 8% surcharge to be applied to banking companies from 1 January 2016. Taxation for other jurisdictions is calculated at the rates prevailing in the relevant jurisdictions. Finance Act 2016 introduced a reduction in the standard rate of corporation tax rate to 17% from 2020. The effects of the changes in tax rates are included in the deferred tax balances at both 31 December 2019 and 2018.
The Santander UK group’s effective tax rate for 2019, based on profit before tax, was 27.6% (2018: 25.8%, 2017: 28.3%). The tax on profit before tax differs from the theoretical amount that would arise using the basic corporation tax rate of the Company as follows:

	Group
	2019	2018 (1)	2017 (1)
	£m	£m	£m
Profit before tax	1,012	1,545	1,817
Tax calculated at a tax rate of 19% (2018: 19%, 2017: 19.25%)	192	294	350
Bank surcharge on profits	65	109	132
Non-deductible preference dividends paid	8	8	9
Non-deductible UK Bank Levy	24	20	25
Non-deductible conduct remediation, fines and penalties	44	6	35
Other non-deductible costs and non-taxable income	31	30	30
Effect of change in tax rate on deferred tax provision	(14)	(1)	(2)
Tax relief on dividends in respect of other equity instruments	(39)	(42)	(46)
Adjustment to prior year provisions	(32)	(25)	(18)

Tax charge	279	399	515

(1)	Adjusted to reflect the amendment to IAS 12, as described in Note 1.
The increase in effective tax rate from 2018 to 2019 was largely due to the increased impact of non-deductible conduct remediation, fines and penalties net of releases in accruals for prior periods. It is anticipated that the Santander UK group’s effective tax rate in future periods will continue to be impacted by the 8% surcharge, the level of any non-deductible conduct remediation, fines and penalties, changes to the cost of the Bank Levy and reductions in the statutory rate as noted above. The adjustment to prior year provisions in 2019 and 2018 principally related to the reassessment of prior year tax provision estimates following the filing of relevant tax returns and the resolution of certain legacy matters with tax authorities.
Current tax assets and liabilities
Movements in current tax assets and liabilities during the year were as follows:

	Group
	2019	2018 (1)
	£m	£m
Assets	153	—
Liabilities	0	(3)

At 1 January	153	(3)
Income statement charge	(240)	(388)
Other comprehensive income (charge)/credit	(4)	34
Corporate income tax paid	292	391
Other movements	(1)	119

	200	153

Assets	200	153
Liabilities	0	—

At 31 December	200	153

(1)	Adjusted to reflect the amendment to IAS 12, as described in Note 1.
The amount of corporation income tax paid differs from the tax charge for the period as a result of the timing of payments due to the tax authorities together with the effects of movements in deferred tax, adjustments to prior period current tax provisions and current tax recognised directly in other comprehensive income. Other movements in 2018 primarily arose due to the transfer of subsidiaries to fellow subsidiaries of Banco Santander SA outside of the Santander UK group as part of our ring-fencing plans.
Santander UK proactively engages with HM Revenue & Customs to resolve tax matters relating to prior years. The accounting policy for recognising provisions for such matters are described in Note 1. It is not expected that there will be any material movement in such provisions within the next 12 months. Santander UK adopted the Code of Practice on Taxation for Banks in 2010.

Deferred tax
The table below shows the deferred tax assets and liabilities including the movement in the deferred tax account during the year. Deferred tax balances are presented in the balance sheet after offsetting assets and liabilities where the Santander UK group has the legal right to offset and intends to settle on a net basis.

	Group
	Fair value of financial instruments £m	Pension remeasurement £m	Cash flow hedges £m	Available- for-sale £m	Fair value reserve £m	Tax losses carried forward £m	Accelerated tax depreciation £m	Other temporary differences £m	Total £m
At 1 January 2019	(51)	(183)	(43)		(13)	20	(6)	53	(223)
Income statement (charge)/credit	(1)	(44)	0		0	(7)	23	(10)	(39)
Transfers/reclassifications	0	0	22		5	0	0	(27)	0
Credited/(charged) to other comprehensive income	0	131	(37)		0	0	0	19	113

At 31 December 2019	(52)	(96)	(58)		(8)	13	17	35	(149)

At 31 December 2017	(41)	(41)	3	(26)		25	(4)	(4)	(88)
Adoption of IFRS 9	—	—	—	26	(26)	—	—	68	68

At 1 January 2018	(41)	(41)	3		(26)	25	(4)	64	(20)
Income statement (charge)/credit	(10)	(24)	—		—	(5)	—	28	(11)
Transfers/reclassifications	—	—	—		—	—	(2)	(18)	(20)
Credited/(charged) to other comprehensive income	—	(118)	(46)		13	—	—	(21)	(172)

At 31 December 2018	(51)	(183)	(43)		(13)	20	(6)	53	(223)

The deferred tax assets and liabilities above have been recognised in the Santander UK group on the basis that sufficient future taxable profits are forecast within the foreseeable future, in excess of the profits arising from the reversal of existing taxable temporary differences, to allow for the utilisation of the assets as they reverse. Based on the conditions at the balance sheet date, management determined that a reasonably possible change in any of the key assumptions underlying the estimated future taxable profits in the Santander UK group’s five-year plan (described in Note 20) would not cause a reduction in the deferred tax assets recognised. At 31 December 2019, the Santander UK group had a recognised deferred tax asset in respect of UK capital losses carried forward of £11m (2018: £17m) included within tax losses carried forward. There are no unrecognised deferred tax assets on capital losses carried forward (2018: £nil).
As part of the election campaign, the UK government indicated that it would look to reverse or defer the future tax rate reduction due to apply from 1 April 2020. The next UK Budget scheduled for 11 March 2020 is likely to clarify the position and give an indication of the possible impact on the deferred tax position. It is estimated that the effect could increase the Santander UK Group’s deferred tax liability by up to £12m.